EXHIBIT 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We  consent  to the  inclusion  in this  supplement  to the Form S-1  (File  No.
333-38101) of our report dated February 1, 1999 on our audits of the consolidated financial statements and financial statement schedule of ARTRA GROUP Incorporated. We also consent to the reference to our firm under the caption "Experts."




PricewaterhouseCoopers LLP



Chicago, Illinois


March 8, 1999